COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	81.7%
COMMUNICATIONS—TOWERS	13.0%
American Tower Corp.		143,572	$36,068,158
Crown Castle International Corp.		64,762	11,955,065
SBA Communications Corp.		11,030	3,795,423

			51,818,646

REAL ESTATE	68.7%
DATA CENTERS	4.7%
Digital Realty Trust, Inc.		46,342	6,571,296
Equinix, Inc.		16,355	12,129,195

			18,700,491

HEALTH CARE	9.9%
Healthcare Trust of America, Inc., Class A		154,722	4,848,987
Healthpeak Properties, Inc.		327,729	11,250,937
Ventas, Inc.		73,677	4,550,291
Welltower, Inc.		197,270	18,965,538

			39,615,753

HOTEL	1.7%
Host Hotels & Resorts, Inc.		360,146	6,997,637

INDUSTRIALS	11.9%
Americold Realty Trust		210,861	5,878,805
BG LLH, LLC (Lineage Logistics)(a)		21,740	2,080,083
Duke Realty Corp.		265,848	15,435,135
Prologis, Inc.(b)		150,160	24,247,837

			47,641,860

NET LEASE	7.0%
NETSTREIT Corp.(b)		100,044	2,244,987
Realty Income Corp.		161,905	11,220,017
Spirit Realty Capital, Inc.		119,672	5,507,305
VICI Properties, Inc.		310,250	8,829,715

			27,802,024

OFFICE	1.2%
Cousins Properties, Inc.		37,604	1,515,065
Highwoods Properties, Inc.		71,119	3,252,983

			4,768,048

		Shares	Value
RESIDENTIAL	14.5%
APARTMENT	8.1%
Apartment Income REIT Corp.		73,423	$3,925,193
Camden Property Trust		23,812	3,957,554
Essex Property Trust, Inc.		27,585	9,530,066
Mid-America Apartment Communities, Inc.		15,177	3,178,823
UDR, Inc.		205,848	11,809,500

			32,401,136

MANUFACTURED HOME	2.0%
Sun Communities, Inc.		46,013	8,065,619

SINGLE FAMILY	4.4%
Invitation Homes, Inc.		434,208	17,446,477

TOTAL RESIDENTIAL			57,913,232

SELF STORAGE	9.1%
Extra Space Storage, Inc.		68,174	14,016,574
Public Storage		57,484	22,434,856

			36,451,430

SHOPPING CENTERS	6.2%
COMMUNITY CENTER	2.3%
Brixmor Property Group, Inc.		94,591	2,441,394
Kimco Realty Corp.		265,163	6,549,526

			8,990,920

REGIONAL MALL	3.9%
Simon Property Group, Inc.		118,669	15,612,094

TOTAL SHOPPING CENTERS			24,603,014

SPECIALTY	1.4%
Lamar Advertising Co., Class A		46,505	5,402,951

TIMBER	1.1%
Weyerhaeuser Co.		112,907	4,279,175

TOTAL REAL ESTATE			274,175,615

TOTAL COMMON STOCK (Identified cost—$202,514,684)			325,994,261

PREFERRED SECURITIES—$25 PAR VALUE	8.2%
BANKS	0.6%
JPMorgan Chase & Co., 5.75%, Series DD(c)		25,000	642,250

		Shares	Value
JPMorgan Chase & Co., 4.75%, Series GG(c)		25,000	$573,750
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	502,774
JPMorgan Chase & Co., 4.20%, Series MM(c)		7,000	147,560
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	202,245
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	407,928

			2,476,507

ELECTRIC	0.1%
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	296,880

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(c),(d)		15,000	398,700

INSURANCE—MULTI-LINE	0.1%
Allstate Corp./The, 5.10%, Series H(c)		15,000	372,600

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
AT&T, Inc., 5.00%, Series A(c)		15,000	342,000
United States Cellular Corp., 5.50%, due 6/1/70		21,378	480,577

			822,577

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(c),(d)		27,235	674,339

REAL ESTATE	6.9%
DATA CENTERS	1.0%
Digital Realty Trust, Inc., 5.85%, Series K(c)		19,588	509,876
Digital Realty Trust, Inc., 5.20%, Series L(c)		10,175	253,357
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,861,623
DigitalBridge Group, Inc., 7.125%, Series J(c)		36,643	905,815
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(c)		15,001	366,024

			3,896,695

DIVERSIFIED	0.9%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,376,940
EPR Properties, 5.75%, Series G(c)		28,541	684,984
Granite Point Mortgage Trust, Inc., 7.00% to 11/30/26, Series A(c),(d)		402	9,712
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(c)		17,289	915,626
Urstadt Biddle Properties, Inc., 5.875%, Series K(c)		25,000	627,750

			3,615,012

HOTEL	1.2%
Hersha Hospitality Trust, 6.50%, Series D(c)		12,456	275,900
Pebblebrook Hotel Trust, 6.30%, Series F(c)		28,944	699,579

		Shares	Value
Pebblebrook Hotel Trust, 6.375%, Series G(c)		28,566	$705,580
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	544,320
RLJ Lodging Trust, 1.95%, Series A(c)		33,675	927,746
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	764,561
Summit Hotel Properties, Inc., 5.875%, Series F(c)		19,054	446,245
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		14,000	337,540
Sunstone Hotel Investors, Inc., 5.70%, Series I(c)		9,827	224,351

			4,925,822

INDUSTRIALS	0.3%
PS Business Parks, Inc., 5.20%, Series Y(c)		18,000	446,940
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		29,000	726,160

			1,173,100

NET LEASE	0.4%
Agree Realty Corp., 4.25%, Series A(c)		15,501	308,160
Spirit Realty Capital, Inc., 6.00%, Series A(c)		47,667	1,199,301

			1,507,461

OFFICE	1.1%
Arbor Realty Trust, Inc., 6.375%, Series D(c)		7,200	162,000
Brookfield Property Partners LP, 5.75%, Series A(c)		23,926	504,360
Brookfield Property Preferred LP, 6.25%, due 7/26/81		27,000	607,500
City Office REIT, Inc., 6.625%, Series A(c)		20,543	525,901
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		28,000	602,840
SL Green Realty Corp., 6.50%, Series I(c)		14,408	363,514
TPG RE Finance Trust, Inc., 6.25%, Series C(c)		10,000	223,800
Vornado Realty Trust, 5.25%, Series M(c)		20,933	484,390
Vornado Realty Trust, 5.25%, Series N(c)		20,000	464,600
Vornado Realty Trust, 4.45%, Series O(c)		18,350	367,550

			4,306,455

RESIDENTIAL	1.0%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(c)		19,695	496,117

MANUFACTURED HOME	0.4%
Green Brick Partners, Inc., 5.75%, Series A(c)		11,977	293,437
UMH Properties, Inc., 6.75%, Series C(c)		33,269	844,700
UMH Properties, Inc., 6.375%, Series D(c)		18,731	478,577

			1,616,714

		Shares	Value
SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.875%, Series F(c)		28,350	$710,451
American Homes 4 Rent, 5.875%, Series G(c)		23,645	593,016
American Homes 4 Rent, 6.25%, Series H(c)		24,838	641,069

			1,944,536

TOTAL RESIDENTIAL			4,057,367

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	382,689
Public Storage, 4.875%, Series I(c)		4,981	121,387
Public Storage, 4.70%, Series J(c)		4,653	108,462
Public Storage, 4.00%, Series P(c)		33,847	693,525

			1,306,063

SHOPPING CENTERS—COMMUNITY CENTER	0.7%
Cedar Realty Trust, Inc., 6.50%, Series C(c)		15,000	182,850
Saul Centers, Inc., 6.125%, Series D(c)		39,100	977,109
Saul Centers, Inc., 6.00%, Series E(c)		21,465	539,815
SITE Centers Corp., 6.375%, Series A(c)		48,952	1,224,289

			2,924,063

TOTAL REAL ESTATE			27,712,038

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$33,326,703)			32,753,641

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	6.9%
BANKS	2.8%
Bank of America Corp., 6.10% to 3/17/25, Series AA(c),(d)		$567,000	591,806
Bank of America Corp., 6.25% to 9/5/24, Series X(c),(d)		875,000	906,675
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(c),(d)		388,000	359,637
Citigroup, Inc., 4.00% to 12/10/25, Series W(c),(d)		900,000	866,250
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c),(d)		400,000	375,750
Citigroup, Inc., 5.95% to 1/30/23(c),(d)		430,000	435,633
Citigroup, Inc., 5.95% to 5/15/25, Series P(c),(d)		400,000	408,220
Citigroup, Inc., 6.25% to 8/15/26, Series T(c),(d)		430,000	450,081

		Principal Amount	Value
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(c),(d)		$600,000	$563,400
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c),(d)		930,000	953,831
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(c),(d)		1,000,000	1,014,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(c),(d)		1,080,000	1,127,720
Regions Financial Corp., 5.75% to 6/15/25, Series D(c),(d)		200,000	208,750
SVB Financial Group, 4.00% to 5/15/26, Series C(c),(d)		870,000	805,838
SVB Financial Group, 4.25% to 11/15/26, Series D(c),(d)		550,000	509,781
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c),(d)		1,120,000	1,074,276
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(d)		400,000	418,920

			11,070,568

BANKS—FOREIGN	1.6%
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(c),(d),(e)		600,000	635,400
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(c),(d),(e),(f)		600,000	622,050
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(c),(d),(e),(f)		300,000	311,775
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(c),(d),(e),(g)		500,000	501,875
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(c),(d),(e),(f)		700,000	725,812
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c),(d),(e)		200,000	206,060
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(c),(d),(e)		600,000	603,801
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(c),(d),(e),(g)		400,000	413,417
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(c),(d),(e),(f)		700,000	698,135
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(c),(d),(e),(f)		600,000	648,465
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(c),(d),(e),(g)		400,000	386,468
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(c),(d),(e),(f)		600,000	626,403

			6,379,661

ELECTRIC	0.1%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(d)		535,000	494,634

FINANCIAL	0.4%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26(c),(d)		219,000	200,122

INVESTMENT BANKER/BROKER	0.3%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(c),(d)		1,250,000	1,198,438
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(f)		300,000	283,323

			1,481,761

		Principal Amount	Value
TOTAL FINANCIAL			$1,681,883

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d),(g)		$606,000	635,752

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 2.875% to 3/2/25, Series B(c),(d)		500,000	539,379

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)		800,000	728,176
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d),(g)		200,000	206,300

			934,476

PIPELINES	0.2%
Energy Transfer LP, 6.50% to 11/15/26, Series H(c),(d)		200,000	197,060
Energy Transfer LP, 7.125% to 5/15/30, Series G(c),(d)		515,000	503,413

TOTAL PIPELINES			700,473

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		300,000	307,840

REAL ESTATE	1.1%
DIVERSIFIED	0.2%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(f)		550,000	496,130
CTR Partnership LP/CareTrust Capital Corp., 3.875%, due 6/30/28, 144A(f)		400,000	377,604

			873,734

FINANCE	0.1%
Tanger Properties LP, 2.75%, due 9/1/31		225,000	195,544

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	89,408

HOTEL	0.1%
RLJ Lodging Trust LP, 3.75%, due 7/1/26, 144A(f)		100,000	95,134
RLJ Lodging Trust LP, 4.00%, due 9/15/29, 144A(f)		200,000	185,236

			280,370

		Principal Amount	Value
INDUSTRIALS	0.0%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.875%, due 5/15/29, 144A(f)		$200,000	$187,896

OFFICE	0.1%
Kilroy Realty LP, 2.65%, due 11/15/33		75,000	65,127
Office Properties Income Trust, 2.40%, due 2/1/27		200,000	178,202
Vornado Realty LP, 2.15%, due 6/1/26		150,000	140,406

			383,735

RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(d),(f)		600,000	589,500
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(d),(f)		1,100,000	1,080,750

			1,670,250

SHOPPING CENTERS	0.2%
Kite Realty Group Trust, 4.75%, due 9/15/30		700,000	725,260

TOTAL REAL ESTATE			4,406,197

UTILITIES—ELECTRIC	0.1%
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(d)		500,000	468,048

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$28,837,625)			27,618,911

CORPORATE BONDS	0.4%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		300,000	293,013

REAL ESTATE	0.3%
HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		300,000	316,113

NET LEASE	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144A(f)		300,000	276,521
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(f)		244,000	236,014

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144A(f)		$350,000	$349,090

			861,625

SHOPPING CENTERS—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, due 5/15/26, 144A(f)		250,000	248,041

TOTAL REAL ESTATE			1,425,779

TOTAL CORPORATE BONDS (Identified cost—$1,751,754)			1,718,792

		Ownership%*
PRIVATE REAL ESTATE—OFFICE
Legacy Gateway JV LLC, Plano, TX(h)	1.8%	7.9%	7,139,496

TOTAL PRIVATE REAL ESTATE (Identified cost—$7,129,806)			7,139,496

		Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.17%(i)		3,585,310	3,585,310

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,585,310)			3,585,310

PURCHASED OPTION CONTRACTS (Premiums paid—$20,893)	0.0%		18,525

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$277,166,775)	99.9%		398,828,936
WRITTEN OPTION CONTRACTS (Premiums received—$220,595)	(0.1)		(260,761)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		520,649

NET ASSETS (Equivalent to $15.16 per share based on 26,325,809 shares of common stock outstanding)	100.0%		$399,088,824

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Paid	Value
Call — Simon Property Group, Inc.	$140.00	5/20/22	65	$855,140	$20,893	$18,525

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — Essex Property Trust, Inc.	$350.00	4/14/22	(28)	$(967,344)	$(9,604)	$(15,400)
Call — Host Hotels & Resorts, Inc.	19.00	5/20/22	(523)	(1,016,189)	(33,472)	(81,065)
Call — Simon Property Group, Inc.	150.00	5/20/22	(130)	(1,710,280)	(13,854)	(12,480)
Call — Ventas, Inc.	60.00	5/20/22	(141)	(870,816)	(9,024)	(52,170)
Call — Public Storage	420.00	6/17/22	(25)	(975,700)	(12,117)	(19,500)
Put — Invitation Homes, Inc.	37.50	5/20/22	(166)	(666,988)	(8,219)	(9,960)
Put — Prologis Inc.	135.00	5/20/22	(54)	(871,992)	(18,036)	(4,050)
Put — Simon Property Group, Inc.	105.00	5/20/22	(65)	(855,140)	(7,480)	(4,160)
Put — Digital Realty Trust, Inc.	135.00	6/17/22	(53)	(751,540)	(15,094)	(19,080)
			(1,185)	$(8,685,989)	$(126,900)	$(217,865)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Put — American Tower Corp.	Golman Sachs International	$230.00	5/20/22	(32)	$(803,904)	$(42,080)	$(9,086)
Put — Americold Realty Trust	Golman Sachs International	27.90	5/20/22	(279)	(777,852)	(51,615)	(33,810)
				(311)	$(1,581,756)	$(93,695)	$(42,896)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	496,390	USD	558,280	4/4/22	$9,149
Brown Brothers Harriman	USD	549,871	EUR	496,390	4/4/22	(740)
Brown Brothers Harriman	EUR	500,342	USD	554,659	5/3/22	683

						$9,092

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.
(a)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(b)	All or a portion of the security is pledged in connection with written option contracts. $3,324,112 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,379,661 or 1.6% of the net assets of the Fund.

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $8,037,879 which represents 2.0% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,143,812 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Security value is determined based on significant unobservable inputs (Level 3).
(i)	Rate quoted represents the annualized seven-day yield.
(j)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment advisor in the determination of the Funds’ fair value of private real estate investments, including those held by Cohen & Steers RFI Trust (the REIT Subsidiary), a wholly-owned subsidiary of the Fund. While the Independent Valuation Advisor provides valuations of the real property investments, it is not responsible for, and does not calculate, the Fund’s or REIT Subsidiary’s daily NAV. The Fund’s valuation policies may change from time to time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The REIT Subsidiary’s real property investments are primarily through joint ventures with an operating partner. The operating partner is responsible (subject to oversight by the investment advisor) for maintaining the joint venture’s official books and records along with other pertinent information that is the basis upon which the Independent Valuation Advisor prepares their appraisals as described below.

The Independent Valuation Advisor administers the real property valuation process for investments held by the REIT Subsidiary and to selects (subject to the investment advisor’s approval) and manages the process associated with third-party appraisal firms with respect to the valuation of the Fund’s real property investments.

Investments in newly acquired properties are initially valued at cost. Each property is then valued by an independent third-party appraisal firm within approximately 90 to 120 days after it was acquired and no less than annually thereafter. Each third-party appraisal is reviewed by the Independent Valuation Advisor and the Valuation Committee for reasonableness. Each month, the investment advisor, with the assistance of the Independent Valuation Advisor, determines an accrual schedule for the daily value of each real property investment based on an estimated month-end income accrual for each real property. The REIT Subsidiary uses the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of real property investments of the REIT Subsidiary, and related changes to the daily accrual schedule for any real property investment, are reflected in the NAV calculation beginning with the first NAV calculated after a revised valuation is determined and approved by the CNS Valuation Committee.

The investment advisor monitors for material events that the investment advisor believes may be expected to have a material impact on the most recent estimated fair values of such real property investment. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, tenant bankruptcy, recent financial results or changes in the capital structure of the property, terrorism events, natural disasters or other force majeure events, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of real property to change materially. Upon the occurrence of such a material event that is likely to have a material impact on the most recent estimated values of the impacted real property investments and provided that the investment advisor is aware that such event has occurred, the investment advisor will instruct the Independent Valuation Advisor to evaluate the impact of the event on the fair value of such investment. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV.

The investment advisor values the real properties using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment advisor’s primary methodology used to value real property investments is the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP. Real properties held through joint ventures generally are valued in a manner that is consistent with the methods described above. Once the value of a real property held by the joint venture and the fair value of any other assets and liabilities of the joint venture is determined, the value of the REIT Subsidiary’s interest in the joint venture would then be determined by the investment advisor using a hypothetical liquidation calculation to value the REIT Subsidiary’s interest in the joint venture.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$47,641,860	$45,561,777	$—	$2,080,083	(a)
Other Industries	278,352,401	278,352,401	—	—
Preferred Securities—$25 Par Value	32,753,641	32,753,641	—	—
Preferred Securities—Capital Securities	27,618,911	—	27,618,911	—
Corporate Bonds	1,718,792	—	1,718,792	—
Private Real Estate—Office	7,139,496	—	—	7,139,496	(b)
Short-Term Investments	3,585,310	—	3,585,310	—
Purchased Option Contracts	18,525	18,525	—	—

Total Investments in Securities(c)	$398,828,936	$356,686,344	$32,923,013	$9,219,579

Forward Foreign Currency Exchange Contracts	$9,832	$—	$9,832	$—

Total Derivative Assets(c)	$9,832	$—	$9,832	$—

Forward Foreign Currency Exchange Contracts	$(740)	$—	$(740)	$—
Written Option Contracts	(260,761)	(136,655)	(124,106)	—

Total Derivative Liabilities(c)	$(261,501)	$(136,655)	$(124,846)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	See Note1. Portfolio Valuation.
(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate—Office
Balance as of December 31, 2021	$2,182,913	$—
Purchases	—	7,129,806
Change in unrealized appreciation (depreciation)	(102,830)	9,689

Balance as of March 31, 2022	$2,080,083	$7,139,496

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $(93,140).

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock —Real Estate—Industrials	$2,080,083	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	25.3x 15%	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2022:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$855,140	$7,381,250	$566,150

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option exchange contracts outstanding at month end. For the period, this represents one month for purchased option contracts and three months for written option contracts.